EP Strategic US Equity Fund Class A: EPUSX

Summary Prospectus	March 1, 2013

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and Statement of Additional Information and other information about the Fund online at www.europacificfunds.com/invest.html.  You may also obtain this information at no cost by calling 1-888-558-5851 or by sending an e-mail request to info@europacificfunds.com. The Fund's Prospectus and Statement of Additional Information, both dated March 1, 2013, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Fund’s investment objective is income and long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Euro Pacific Funds.  More information about these and other discounts is available from your financial professional and in the section titled “Sales Charge Schedule” on page 49 of the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	4.50%
Maximum deferred sales charge (load)	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	2.00%
Wire fee	$20
Overnight check delivery fee	$15
Retirement account annual maintenance fee and redemption fee requests	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of your investment)
Management fees	0.75%
Distribution (Rule 12b-1) fees	0.25%
Other expenses	5.23%
Acquired fund fees and expenses1	0.04%
Total annual fund operating expenses1	6.27%
Fee waiver and/or expense reimbursements2	(4.98%)
Total annual fund operating expenses after fee waiver and/or expense reimbursements1,2	1.29%

1
The total annual fund operating expenses and fee waiver  do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

2
The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.25% of average daily net assets of the Fund.  This agreement is in effect until March 1, 2014, and it may be terminated before that date only by the Trust’s Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it reimbursed for three years from the date of any such waiver or reimbursement.

Example
This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$575	$1,802	$2,997	$5,855

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.   During the period from March 1, 2012 (commencement date) to October 31, 2012, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. equity securities. The Fund’s advisor will focus on U.S. domiciled companies that it believes are benefiting from increasing international sales in attractive overseas markets. The Fund may invest in common stocks of companies of any capitalization, (i.e. total value of publicly traded shares) although it will primarily focus on large and middle-capitalization companies, with market capitalizations of $5 billion or greater, that are considered by the Fund’s advisor to be dividend paying companies. The Fund may also invest in warrants and options on equity securities.  In addition, the Fund may invest in exchange-traded funds, (“ETFs”) which are pooled investment vehicles that generally seek to track the performance of specific indices and are traded on exchanges.

The Fund’s advisor will use a top-down approach to target attractive markets, and a bottom-up approach to select companies with the best fundamentals that have exposure to the identified attractive markets. In selecting attractive market opportunities, the Fund’s advisor will look at qualitative factors such as expected growth, inflation and debt levels for the country, and qualitative factors including fiscal and monetary policy outlook, consumer trends and core competencies. The Fund’s advisor will use a number of factors in selecting what it believes to be companies with the best fundamentals, including dividend yield, valuation versus growth in earnings, capital structure, quality of management, corporate governance practices, trading liquidity, strengths and opportunities as compared to a peer group, and business specific risk. The Fund’s advisor will seek to tie both top-down and bottom-up analysis together in order to build a portfolio composed of high quality U.S. companies that have business exposure to the most attractive overseas growth opportunities.

Principal Risks of Investing
The Fund’s principal risks are mentioned below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money.

Market Risk.  The Fund’s share price may be affected by a sudden decline in the market value of an investment, or by an overall decline in the stock market.  In addition, the Fund’s investments may underperform particular sectors of the equity market or the equity market as a whole.

Small or Mid-Cap Company Risk.  Investments in securities of small and mid-sized companies may involve greater risks than investing in large capitalization companies because small and mid-sized companies generally have limited track records and their shares tend to trade infrequently or in limited volumes.

Warrants Risk.  Warrants may lack a liquid secondary market for resale.  The prices of warrants may fluctuate as a result of speculation or other factors.  In addition, the price of the underlying security may not reach, or have reasonable prospects of reaching, a level at which the warrant can be exercised prudently.

Options on Stock and Stock Indices Risk.  The Fund may not fully benefit from or may lose money on options if changes in their value do not correspond as anticipated to changes in the value of the underlying securities.  If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.  Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance.

ETF Risk. Investing in one or more ETFs will generally expose the Fund to the risks associated with owning the underlying securities the ETF is designed to track and to management and other risks associated with the ETF itself.   The potential lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.  In addition, as an ETF investor the Fund will bear a proportionate share of an ETF’s fees and expenses, which may adversely affect the Fund’s performance.

Management Risk.  The Fund is an actively managed portfolio, and the value of the Fund’s investments may be reduced if management pursues unsuccessful investment strategies, fails to correctly identify market risks affecting the broader economy or specific companies in which the Fund invests, or otherwise engages in poor selection of investments for the Fund.

Performance
The Fund does not have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Investment Advisor
Euro Pacific Asset Management, LLC (the “Advisor”)

Portfolio Manager
James Nelson and Patrick Rien have served as the Fund’s portfolio managers since the Fund’s inception on March 1, 2012.

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$250
Direct Retirement Accounts	$2,500	$250
Automatic Investment Plan	$2,500	$250
Gift Account For Minors	$2,500	$250

Fund shares are redeemable on any business day by written request or by telephone.

Tax Information
The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shareholders investing in such tax-deferred accounts may be taxed later upon withdrawal of monies from those accounts. The Fund will report items of income, return of capital and gain and loss to you through Form 1099.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.